Exhibit 99.2
S u p p l e m e n t a l  D a t a  R e p o r t
Three Months Ended March 31, 2007
Dollars in thousands, except per share data, unless otherwise disclosed
Updated as of April 30, 2007
(Unaudited)

Quarterly Supplemental Data Report is also available on the Company’s website — www.healthcarerealty.com
Gabrielle M. Andres (615) 269-8471
Email: GAndres@healthcarerealty.com

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 1 of 11

1) CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2007	December 31, 2006
ASSETS
Real estate properties:
Land	$110,622	$129,658
Buildings, improvements, and lease intangibles	1,445,715	1,741,126
Personal property	15,674	22,707
Construction in progress	32,355	38,835

	1,604,366	1,932,326
Less accumulated depreciation	(312,290)	(373,706)

Total real estate properties, net	1,292,076	1,558,620

Cash and cash equivalents	3,833	1,950

Mortgage notes receivable	16,893	73,856

Assets held for sale, net (1)	257,001	—

Other assets, net	88,053	102,177

Total assets	$1,657,856	$1,736,603

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes and bonds payable	$743,960	$849,982

Dividends payable	227,166	—

Accounts payable and accrued liabilities	37,420	32,448

Liabilities held for sale (1)	15,113	—

Other liabilities	29,179	28,501

Total liabilities	1,052,838	910,931

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 47,824,537 and 47,805,448 shares issued and outstanding at March 31, 2007 and December 31, 2006, respectively	478	478

Additional paid-in capital	1,212,845	1,211,234

Accumulated other comprehensive loss	(3,915)	(4,035)

Cumulative net income	671,464	635,120

Cumulative dividends	(1,275,854)	(1,017,125)

Total stockholders’ equity	605,018	825,672

Total liabilities and stockholders’ equity	$1,657,856	$1,736,603

(1)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities sold or to be sold as held for sale and includes the related results of operations in discontinued operations on the Company’s Condensed Consolidated Statements of Income.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 2 of 11

2) CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1)

	For the Three Months
	Ended March 31,
	2007	2006
REVENUES
Master lease rent	$15,772	$13,833
Property operating	31,850	31,792
Straight-line rent	61	383
Mortgage interest	352	1,679
Other operating	4,997	4,167

	53,032	51,854

EXPENSES
General and administrative	6,175	4,395
Property operating	18,154	18,028
Bad debt	5	455
Interest	13,515	12,912
Depreciation	10,971	9,873
Amortization	1,415	2,867

	50,235	48,530

INCOME FROM CONTINUING OPERATIONS	2,797	3,324

DISCONTINUED OPERATIONS:
Net income from discontinued operations	5,950	5,907
Impairments (2)	(2,792)	—
Gain on sales of real estate properties, net of impairments	30,389	3,264

	33,547	9,171

NET INCOME	$36,344	$12,495

BASIC EARNINGS PER COMMON SHARE:
INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.06	$0.07

DISCONTINUED OPERATIONS PER COMMON SHARE	$0.72	$0.20

NET INCOME PER COMMON SHARE	$0.78	$0.27

DILUTED EARNINGS PER COMMON SHARE:
INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.06	$0.07

DISCONTINUED OPERATIONS PER COMMON SHARE	$0.70	$0.19

NET INCOME PER COMMON SHARE	$0.76	$0.26

WTD AVERAGE COMMON SHARES OUTSTANDING — BASIC	46,547,152	46,491,863

WTD AVERAGE COMMON SHARES OUTSTANDING — DILUTED	47,598,736	47,467,598

(1)	The Condensed Consolidated Statements of Income do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	Impairment on four real estate assets classified as held for sale at March 31, 2007.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 3 of 11

3) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months
	Ended March 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$36,344	$12,495
Non-cash items:
Depreciation and amortization — real estate	14,005	15,363
Depreciation and amortization — other	569	524
Provision for bad debt	5	737
Impairments	2,792	—
Increase in straight-line rent receivable	(61)	(361)
Increase in straight-line rent liability	810	—
Equity in losses from unconsolidated LLCs	97	15
Consolidated losses from variable interest entities	206	427
Stock-based compensation	1,712	1,183
Provision for deferred post-retirement benefits	516	528
Other non-cash items	45	158

Total non-cash items	20,696	18,574

Other items:
Increase in accounts payable and accrued liabilities	2,085	7,606
Increase in other liabilities	172	237
Increase in other assets	(69)	(287)
Gain on sales of real estate, net of impairments	(30,389)	(3,264)

Total other items	(28,201)	4,292

Net cash provided by operating activities	28,839	35,361

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition and development of real estate properties	(17,806)	(9,490)
Funding of mortgages and notes receivable	(3,926)	(16,494)
Investments in unconsolidated LLCs	—	(9,365)
Distributions from unconsolidated LLCs	262	212
Proceeds from sales of real estate	110,205	11,245
Proceeds from mortgages and notes receivable repayments	13,007	27,527

Net cash provided by investing activities	101,742	3,635

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on notes and bonds payable	72,839	110,000
Repayments on notes and bonds payable	(169,873)	(121,063)
Dividends paid	(31,563)	(31,533)
Debt issuance costs	—	(1,331)
Common stock redemption	(374)	—
Proceeds from issuance of common stock	273	266

Net cash used in financing activities	(128,698)	(43,661)

Increase (decrease) in cash and cash equivalents	1,883	(4,665)
Cash and cash equivalents, beginning of period	1,950	7,037

Cash and cash equivalents, end of period	$3,833	$2,372

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 4 of 11

4) RECONCILIATION OF FUNDS AVAILABLE FOR DISTRIBUTION (1)

For the Three Months
Ended March 31,
2007
Net Income	$36,344
Less: Gain on sales of real estate, net	(30,389)
Plus: Total non-cash items included in cash flows from operating activities (2)	20,696

Funds available for distribution	$26,651

Funds available for distribution per common share — Diluted	$0.56

Weighted average common shares outstanding — Diluted	47,598,736

(1)	Funds available for distribution does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States and is not necessarily indicative of cash available to fund cash needs. Funds available for distribution should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	See Schedule 3, Condensed Consolidated Statements of Cash Flows.
5) RECONCILIATION OF FUNDS FROM OPERATIONS (1)

	For the Three Months
	Ended March 31,
	2007	2006

Net Income (2)	$36,344	$12,495

Gain on sale of real estate properties, net	(30,389)	(3,264)
Real estate depreciation and amortization	14,371	15,694

Total adjustments	(16,018)	12,430

Funds From Operations — Basic and Diluted	$20,326	$24,925

Funds From Operations Per Common Share — Basic	$0.44	$0.54

Funds From Operations Per Common Share — Diluted	$0.43	$0.53

Wtd Average Common Shares Outstanding — Basic	46,547,152	47,491,863

Wtd Average Common Shares Outstanding — Diluted	47,598,736	47,467,598

(1)	Funds From Operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.” Impairments are not added back to net income to measure FFO.

Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company’s peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	See Schedule 3, Condensed Consolidated Statements of Cash Flows, for a reconciliation of non-cash items included in net income. Net income and FFO for the three months ended March 31, 2007 were impacted by several non-cash items, including impairment charges totaling $2.8 million and severance and retirement charges of $1.5 million. Before these items, FFO per diluted common share for the three months ended March 31, 2007 would have been $0.52.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 5 of 11

6) INVESTMENT PROGRESSION

A) Construction in Progress (1)		For the Three
	Number of	Months Ended
	Properties	03/31/07

Balance at beginning of period	6	$38,835

Fundings on projects in existence at the beginning of the period	0	11,459

New projects started during the period	0	0

Completions	(1)	(17,939)

Balance at end of period	5	$32,355

B) Real Estate Properties (2)		For the Three
	Number of	Months Ended
	Properties	03/31/07

Balance at beginning of period	231	$1,893,491

Acquisitions	1	7,316

Additions/Improvements	0	2,006

Completions (CIP)	1	17,939

Assets held for sale	(52)	(249,184)

Sales	(16)	(99,557)

Balance at end of period	165	$1,572,011

C) Mortgage Notes Receivable (3)		For the Three
	Number of	Months Ended
	Investments	03/31/07

Balance at beginning of period	9	$73,856

Funding of mortgages	0	0

Repayments	(1)	(10,800)

Amortization	0	0

Scheduled principal payments	0	(52)

Assets held for sale	(6)	(46,111)

Balance at end of period	2	$16,893
	-

D) Unconsolidated LLCs		For the Three
	Number of	Months Ended
	Investments	03/31/07

Balance at beginning of period	3	$20,079

New investments	0	0

Investments in existing joint ventures	0	0

Equity losses	0	(97)

Cash distributions	0	(262)

Balance at end of period	3	$19,720

(1)	The Company completed a medical office building in Texas.

(2)	The Company purchased a building located in Tennessee. Also, the Company sold 16 buildings associated with its senior living portfolio. In addition, Real Estate Properties reflects assets classified as held for sale after the year ended December 31, 2006 that are anticipated to be sold during the second and third quarters of 2007.

(3)	One mortgage note receivable totaling $10.8 million secured by assisted living facilities in Washington was repaid in full. In addition, Mortgage Notes Receivable reflects assets classified as held for sale after the year ended December 31, 2006 that are anticipated to be sold during the second and third quarters of 2007.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 6 of 11

7) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

		Medical	Physician	Ambulatory	Specialty	Specialty			% of
		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other (2)	Total	Total

Master Leases
1	Alabama		$17,660		$2,698	$17,722	$9,445	$47,525	2.9%
2	Arizona	$5,253						5,253	0.3%
3	Arkansas				3,055			3,055	0.2%
4	California		8,363	$1,046		12,688		22,097	1.3%
5	Florida	48,810	37,372	9,521	3,411	11,703		110,817	6.8%
6	Georgia	7,416	2,683	1,595				11,694	0.7%
7	Illinois	11,939		1,486				13,425	0.8%
8	Indiana		21,597			43,406		65,003	4.0%
9	Massachusetts		12,035					12,035	0.7%
10	Michigan					13,859		13,859	0.8%
11	Missouri			4,708	16,370			21,078	1.3%
12	Nevada			3,801				3,801	0.2%
13	Pennsylvania					113,867		113,867	6.9%
14	Tennessee	2,611	5,351				7,316	15,278	0.9%
15	Texas	20,391	3,714	40,692		19,225		84,022	5.1%
16	Virginia	31,029	30,807		2,166		9,144	73,146	4.5%

	Master Leases	$127,449	$139,582	$62,849	$27,700	$232,470	$25,905	$615,955	37.5%

		Same facility NOI growth for Master Leases (1Q2007 vs. 1Q2006):						3.0%

Operating Properties
1	Arizona	25,322	1,900					27,222	1.7%
2	California	60,247		38,197			27	98,471	6.0%
3	Colorado	1,331						1,331	0.1%
4	District of Columbia	29,756						29,756	1.8%
5	Florida	83,195	16,334					99,529	6.1%
6	Hawaii	33,572						33,572	2.0%
7	Illinois	20,434						20,434	1.2%
8	Kansas	12,207						12,207	0.7%
9	Louisiana	11,685						11,685	0.7%
10	Maryland	15,191						15,191	0.9%
11	Michigan	21,592						21,592	1.3%
12	Mississippi	7,181						7,181	0.4%
13	Missouri	19,666						19,666	1.2%
14	Nevada	53,838						53,838	3.3%
15	Pennsylvania	10,789						10,789	0.7%
16	Tennessee	154,901	2,333				795	158,029	9.6%
17	Texas	308,892	16,558				9,223	334,673	20.4%
18	Wyoming	19,607						19,607	1.2%

	Oper. Properties	$889,406	$37,125	$38,197	$—	$—	$10,045	$974,773	59.4%

		Same facility NOI growth for Operating Properties (1Q2007 vs. 1Q2006):						2.8%

	Corporate Property							13,638	0.8%

	Total Equity Investments	$1,016,855	$176,707	$101,046	$27,700	$232,470	$35,950	$1,604,366	97.8%

	1Q 2007 Net Operating Income	$19,711	$2,856	$2,295	$626	$6,700	$1,881

	Mortgage Investments		16,893					16,893	1.0%

	Mtg. Investments	$—	$16,893	$—	$—	$—	$—	$16,893	1.0%

Unconsolidated LLCs
1	Oregon	2,120						2,120	0.1%
2	Utah						6,627	6,627	0.4%
3	Washington	10,973						10,973	0.7%

	LLC Investments	$13,093	$—	$—	$—	$—	$6,627	$19,720	1.2%

	Total Investments	$1,029,948	$193,600	$101,046	$27,700	$232,470	$42,577	$1,640,979	100.0%

	Percent of $ Invested	63.2%	11.9%	6.2%	1.7%	14.3%	2.7%	100.0%

(1)	Excludes assets held for sale

(2)	Includes other commercial properties.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 7 of 11

8) SQUARE FEET OWNED AND/OR MANAGED (1)
     A) By Geographic Location

		Number of Properties			Owned			Third Party
			Third		Not	Construction		Property
		Owned	Party	Total	Managed	In Progress	Managed	Management	Total	Percent

1	Texas	43		43	313,965	198,200	2,480,156		2,992,321	27.8%
2	Tennessee	19	5	24	136,396		1,259,148	251,604	1,647,148	15.3%
3	Florida	27		27	584,420		567,103		1,151,523	10.7%
4	Virginia	13	1	14	692,975			111,998	804,973	7.5%
5	California	11		11	97,913		458,465		556,378	5.2%
6	Pennsylvania	7		7	437,601		63,914		501,515	4.7%
7	Alabama	6		6	327,535				327,535	3.0%
8	Michigan	4		4	113,555		199,749		313,304	2.9%
9	Hawaii	3		3		144,000	138,450		282,450	2.6%
10	Arizona	7	1	8	44,230		160,780	59,106	264,116	2.5%
11	Illinois	3		3	115,100		142,955		258,055	2.4%
12	Nevada	3		3	16,878		225,456		242,334	2.2%
13	Missouri	5		5	81,580		106,146		187,726	1.7%
14	District of Columbia	2		2			182,836		182,836	1.7%
15	Indiana	2		2	175,999				175,999	1.6%
16	Colorado	2		2		169,050	—		169,050	1.6%
17	Wyoming	1		1			139,647		139,647	1.3%
18	Louisiana	2		2			133,211		133,211	1.2%
19	Mississippi	1	1	2	—		58,036	39,648	97,684	0.9%
20	Maryland	2		2			94,664		94,664	0.9%
21	Massachusetts	2		2	84,242				84,242	0.8%
22	Georgia	3		3	78,779				78,779	0.7%
23	Kansas	1		1			70,908		70,908	0.7%
24	Arkansas	1		1	11,963				11,963	0.1%

Total Properties / Square Feet		170	8	178	3,313,131	511,250	6,481,624	462,356	10,768,361	100.0%

     B) By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	In Progress	Managed	Owned	Management	Total	Percent

Medical Office	885,412	511,250	5,970,088	7,366,750	462,356	7,829,106	72.7%
Physician Clinics	820,108		228,569	1,048,677		1,048,677	9.7%
Specialty Inpatient	977,249			977,249		977,249	9.1%
Ambulatory Care/Surgery	165,113		282,967	448,080		448,080	4.2%
Other	347,121		0	347,121		347,121	3.2%
Specialty Outpatient	118,128			118,128		118,128	1.1%

Total Square Feet	3,313,131	511,250	6,481,624	10,306,005	462,356	10,768,361	100.0%

Percent of Total Square Footage	30.8%	4.7%	60.2%	95.7%	4.3%	100.0%

Total Number of Properties	71	5	94	170	8	178

     C) By Occupancy (3)

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
	Office (2)	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

Occupants Greater than 1%
1 Healthsouth	116,431				643,383		759,814	7.4%
2 Baylor Health Systems	687,043						687,043	6.7%
3 HCA	376,027						376,027	3.6%
4 OrthoIndy		58,474			117,525		175,999	1.7%
5 Ascension Nashville	143,963						143,963	1.4%
6 Melbourne Internal Medicine Assocs	140,128						140,128	1.4%

All Other Occupants less than 1%	5,903,158	918,775	347,121	118,128	287,769	448,080	8,023,031	77.8%

Total Square Feet	7,366,750	977,249	347,121	118,128	1,048,677	448,080	10,306,005	100.0%

(1)	Mortgages, limited liability companies investments and assets classified as held for sale are excluded.

(2)	Medical Office consists of approximately 2,465 occupants with an average square footage of approximately 2,988 square feet.

(3)	Excludes assets held for sale and third party managed properties.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 8 of 11

9) LEASE/SUPPORT AGREEMENT MATURITY SCHEDULE (2)

		1Q 2007		1Q 2007		1Q 2007		Weighted
		Annualized	Number of	Annualized	Number of	Annualized		Average
	Number of	Master	Operating	Operating	Control &	Control &	Percent of	Remaining
	Master	Lease	Property	Property Leases	Support	Support	Annualized	Lease
	Leases	Revenue (3)	Leases (1)	Revenue	Agreements	Net Revenue (3)	Net Revenue	Term (Years)

2007	5	$1,111	352	$22,412	1	$2,339	11.9%
2008	7	6,320	226	12,909	4	5,434	11.3%
2009	17	10,652	336	24,533	1	1,589	16.9%
2010	9	5,742	147	9,226	—	—	6.9%
2011	10	10,300	121	8,706	—	—	8.7%
2012	4	3,709	33	3,718	—	—	3.4%
2013	4	7,482	32	7,610	—	—	6.9%
2014	3	1,935	34	7,332	—	—	4.3%
2015	—	—	23	5,808	—	—	2.7%
After 2015	8	43,121	28	3,239	9	12,383	27.0%

Total	67	$90,372	1,332	$105,493	15	$21,745	100.0%	4.86

(1)	Represents 83 properties.

(2)	Excludes assets held for sale and construction in progress.

(3)	Includes the guaranteed net revenue as specified in the agreements and ignores revenues from any underlying tenant leases.
10) CONSTRUCTION IN PROGRESS (1) — AS OF MARCH 31, 2007

	Estimated
	Substantial		Investment	Remaining	Total
Operator	Completion Date	Properties	Balance	Commitment	Real Estate

Baylor North Garland MOB	2Q 2007	1	$8,680	$2,978	$11,658
Baylor All Saints MOB	3Q 2007	1	11,732	13,182	24,914
Briargate MOB	1Q 2008	2	1,332	24,928	26,260
Honolulu MOB	2Q 2009	1	10,611	63,547	74,158

		5	$32,355	$104,635	$136,990

Percentage of construction in progress to total investment portfolio:			1.97%

(1)	During the three months ended March 31, 2007 the Company capitalized interest in the amount of $0.7 million.
11) LONG-TERM DEBT INFORMATION — As of March 31, 2007

A)	Breakdown Between Fixed and Variable Rate Debt:

	Balance	Effective Rate	Contractual Rate

Fixed Rate Debt:
Senior Notes due 2011, including premium	$301,029	7.896%	8.125%	See Note (C)
Senior Notes due 2014, net of discount	298,872	5.190%	5.125%	See Note (D)
Mortgage Notes Payable	52,059	Range from 5.49% to 8.00%	Range from 5.55% to 8.50%	See Note (E)

	651,960

Variable Rate Debt:
Unsecured Credit Facility due 2009	92,000	0.90% over LIBOR	0.90% over LIBOR	See Note (F)

	92,000

Total	$743,960

B)	Future Maturities:

						2012
	2007	2008	2009	2010	2011	and After	Total

Fixed Rate Debt:
Senior Notes due 2011, including premium	$165	$236	$255	$276	$300,097	$—	$301,029
Senior Notes due 2014, net of discount	(104)	(145)	(153)	(161)	(169)	299,604	298,872
Mortgage Notes Payable	2,610	3,711	3,994	4,296	2,102	35,346	52,059
Variable Rate Debt:
Unsecured Credit Facility due 2009	—	—	92,000	—		—	92,000

	$2,671	$3,802	$96,096	$4,411	$302,030	$334,950	$743,960

C)	In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were issued at a discount, which yielded an 8.202% interest rate. In 2001, the Company entered into interest rate swaps (“swaps”) for notional amounts of $125 million to offset changes in the fair value of $125 million of the notes. These interest rate swaps were terminated in June 2006, resulting in a net premium of $1.2 million, which will be amortized against interest expense through the remaining term of the notes.

D)	In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%.

E)	Excludes Mortgage Notes Payable included in liabilities held for sale.

F)	Effective January 25, 2006, the Company entered into a three-year $400 million senior unsecured revolving credit facility. The facility may be increased to $650 million at any time during the first two years of the facility term, at the Company’s request, subject to the availability of additional capital commitments, and may be extended for one year. The facility currently bears interest at LIBOR rates plus 0.90% payable quarterly and matures in January.

2009. In addition, the Company pays a facility fee, currently 0.20%, on the commitment and is subject to other terms and conditions customary for such transactions.

G)	Credit Rating:

Moody’s Investors Service has assigned a “Baa3” credit rating to the Company’s Senior Notes due 2011 and 2014.

Standard & Poor’s has assigned a “BBB-” credit rating to the Company’s Senior Notes due 2011 and 2014.

Fitch Ratings has assigned a “BBB” credit rating to the Company’s Senior Notes due 2011 and 2014.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 9 of 11

12) OTHER CORPORATE INFORMATION
     A)    Corporate Headquarters:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: (615) 269-8175
Fax: (615) 269-8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com
     B)    Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
     D)    Corporate Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Senior Vice President and General Counsel
Scott W. Holmes, Senior Vice President and Chief Financial Officer
B. Douglas Whitman, II, Senior Vice President / Real Estate Investments
Fredrick M. Langreck, Senior Vice President / Treasurer and Assistant Secretary
James M. Albright, Vice President / Asset Management
Anne C. Barbour, Vice President / National Asset Manager
Amy A. Byrd, Vice President / National Asset Manager
J. C. Caudell, Vice President / Director of Asset Management
Stephen E. Cox, Jr., Vice President / Assistant General Counsel
James C. Douglas, Vice President / Asset Administration
Gilbert T. Irvin, Vice President / Operations
Todd J. Meredith, Vice President / Real Estate Investments
Amy M. Poley, Vice President / Real Estate Investments
Leigh Ann Stach, Vice President / Financial Reporting
Steve L. Standifer, Vice President / Real Estate Investments
David L. Travis, Vice President / Chief Accounting Officer
Roger O. West, Vice President / Special Counsel
Julie A. Wilson, Vice President / National Asset Manager
William R. Davis, Associate Vice President / Information Technology
Stephen D. Denney, Associate Vice President / Real Estate Investments
Glenn D. Herndon, Associate Vice President / Controller
Robert E. Hull, Associate Vice President / Asset Administration
Matthew J. Lederer, Associate Vice President / Real Estate Investments
Revell M. Lester, Associate Vice President / Project Development Services
Bethany A. Mancini, Associate Vice President / Corporate Communications
Rebecca T. Oberlander, Associate Vice President / Human Resources
Connie M. Seal, Associate Vice President / Tax Manager
Timothy H. Staggs, Associate Vice President / Corporate Compliance
Kimberly R. Sullivan, Associate Vice President / Asset Administration
Rita H. Todd, Corporate Secretary
     E)    Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director — Center for Health Administration, University of Colorado (Healthcare Academician)
C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
Marliese E. Mooney (Hospital Operations Consultant)
Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)
Bruce D. Sullivan, retired audit partner, Ernst & Young LLP (Accounting and Financial Reporting Executive)
Dan S. Wilford, retired President and Chief Executive Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 10 of 11

13) OTHER CORPORATE INFORMATION (cont.)
     F)    Professional Affiliations:
Independent Public Auditors
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1-800-733-5001
     G)    Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named shareholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
     H)    Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001.
     I)    Analysts Providing Research Coverage on HR:

A.G. Edwards & Sons, Inc.	John Sheehan (314) 955-5834
BMO Capital Markets-US	Richard Anderson (212) 885-4180
Friedman, Billings, Ramsey & Co.	James Kumpel (703) 312-1255
Morgan Keegan & Co., Inc.	Rob Mains (800) 762-6246
Stifel Nicolaus & Co., Inc.	Jerry Doctrow (410) 454-5142
Wachovia Securities	Stephen Swett (212) 909-0954
     J)    Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andres
Phone: (615) 269-8471
Fax: (615) 269-8461
E-mail: GAndres@healthcarerealty.com
In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2006. Forward-looking statements represent the Company’s judgment as of the date of the release of this information.
The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2007	Page 11 of 11